UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2018

SPX FLOW, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-37393 (Commission File Number)	47-3110748 (IRS Employer Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 9, 2018, following the adjournment of the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of SPX FLOW, Inc. (the “Company”) at which the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation to provide for the annual election of the Company’s Board of Directors and to eliminate supermajority stockholder voting requirements (collectively, the “Charter Amendments”), the Company’s Board of Directors approved amendments to the Company’s amended and restated by-laws to amend provisions otherwise inconsistent with the provisions of the Charter Amendments to conform to the provisions of the Charter Amendments. Such amendments to the Company’s amended and restated by-laws became effective upon the filing with the Delaware Secretary of State of a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation reflecting the Charter Amendments, which filing occurred on May 10, 2018. The foregoing description of the amendments to the amended and restated by-laws is qualified in its entirety by reference to the full text of the amended and restated by-laws (marked to indicate the text of such amendments), which is filed as Exhibit 3.2 to this report and is incorporated by reference herein. The Charter Amendments are described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 29, 2018.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held the Annual Meeting on May 9, 2018. The results for each matter voted on by the stockholders at the Annual Meeting were as follows:
Proposal 1: Election of Directors

Director	Term Expiring	For	Against	Abstain	Broker Non-votes
Majdi B. Abulaban	2021	37,422,977	182,623	158,155	2,004,484
Emerson U. Fullwood	2021	37,331,912	310,453	121,390	2,004,484
Terry S. Lisenby	2021	37,346,768	250,640	166,347	2,004,484
Each of the directors was elected for a term expiring in 2021.
Proposal 2: Advisory vote to approve the compensation of the Company's named executive officers

For	Against	Abstain	Broker Non-votes
36,469,378	937,700	356,677	2,004,484
A majority of votes cast in the advisory vote were for approval of the compensation of the Company’s named executive officers.
Proposal 3: Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the annual election of the Board of Directors

For	Against	Abstain	Broker Non-votes
37,568,220	75,159	120,376	2,004,484
Votes representing at least 80% of the voting power of all shares outstanding on the record date for the Annual Meeting and entitled to vote generally in the election of directors were cast in favor of approval of the amendment and accordingly such amendment was approved by the stockholders.
Proposal 4: Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate supermajority stockholder voting requirements

For	Against	Abstain	Broker Non-votes
37,332,362	245,618	85,775	2,004,484
Votes representing at least 80% of the voting power of all shares outstanding on the record date for t39,168,351he Annual Meeting and entitled to vote generally in the election of directors were cast in favor of approval of the amendment and accordingly such amendment was approved by the stockholders.

Proposal 5: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants in 2018

For	Against	Abstain
39,168,351	222,566	377,322
As a result, the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants in 2018 was ratified.
Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

3.1	By-laws of SPX FLOW, Inc. Amended and Restated Effective as of May 10, 2018
3.2	By-laws of SPX FLOW, Inc. Amended and Restated Effective as of May 10, 2018 (marked to indicate the text of the amendments which became effective on May 10, 2018)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, INC.

Date: May 10, 2018	By:	/s/ Stephen A. Tsoris
Stephen A. Tsoris
Vice President, Secretary, and General Counsel